SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	9 Months Ended
Sep. 30, 2020
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Schedule of basic and diluted income per common share

The Company’s net loss is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted income per common share is calculated as follows:

	Three Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2020	2020
Net loss	$(8,657,677)	$(6,961,179)
Less: Income attributable to common stock subject to possible redemption	—	(2,449,217)
Adjusted net loss	$(8,657,677)	$(9,410,396)

Weighted average shares outstanding, basic and diluted	31,301,692	30,815,111

Basic and diluted net loss per common share	$(0.28)	$(0.31)